EXECUTION COPY

January 25, 2017

To:	Citibank, N.A. – ADR Depositary 388 Greenwich Street, 14th Floor New York, NY 10013 Attention: Depositary Receipt Department

Re:	Amarin Corporation plc – ADSs (CUSIP No.: 023111206) & Restricted ADSs (CUSIP No.: 0231119L3)

Ladies and Gentlemen:

Reference is made to the Amended and Restated Deposit Agreement, dated as of November 4, 2011, by and among Amarin Corporation plc, a company organized under the laws of England and Wales (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder (the "Deposit Agreement"). All capitalized terms used, but not otherwise defined, herein shall have the meaning assigned thereto in the Deposit Agreement.

In connection with the Offer (as defined in the Exchange Letter Agreement), the Company, Corsicanto II Designated Activity Company Limited (the "Issuer"), and the Depositary, have entered into a Letter Agreement (the "Exchange Letter Agreement") for the exchange of Exchangeable Senior Notes due 2047, dated January 25, 2017 and the Company’s full and unconditional guarantee thereof (the "Notes") issued by the Issuer, which sets forth the terms upon which (i) the Company is to deposit ordinary shares of the Company, par value £0.50 per share (the "Shares") with the Custodian upon the exchange of Notes, and (ii) the Depositary is to issue ADSs or Restricted ADSs, as applicable, upon deposit of such Shares. Prior to the Resale Restriction Termination Date (as defined in the legend set forth in this Letter Agreement), the Company may deposit Shares that are not freely transferable and wishes for the Depositary to issue Restricted ADSs in respect of such Shares under the terms of Section 2.14 of the Deposit Agreement (as supplemented by the terms hereof). Following the Resale Restriction Termination Date, the Company may deposit Shares that are freely transferable and wishes for the Depositary to issue unrestricted, freely transferable ADSs in respect of such Shares under the terms of the Deposit Agreement (as supplemented by the terms hereof). The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement and the Exchange Letter Agreement for the sole purpose of accommodating the issuance and delivery of ADSs and Restricted ADSs, the transfer of the ADSs and Restricted ADSs, and the withdrawal of the Shares, in each case in connection with the deposit by the Company of Shares upon the exchange of Notes.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.       Depositary Procedures. The Company instructs the Depositary, and the Depositary agrees upon the terms and subject to the terms set forth in this Letter Agreement and the Deposit Agreement, to establish procedures to enable (x) the deposit of Shares with the Custodian by the Company, in connection with the exchange of Notes, in order to enable the issuance by the Depositary of ownership interests in Shares in the form of ADSs or Restricted ADSs, as applicable, and, in the case of Restricted ADSs, in uncertificated form issued under the terms of Section 2.14 of the Deposit Agreement, as supplemented by the terms of this Letter Agreement, and (y) the transfer of the ADSs or Restricted ADSs, as applicable, and the withdrawal of the Shares, in each case upon the terms and conditions set forth in the Deposit Agreement, as supplemented by the terms of this Letter Agreement.

2.       Company Assistance. The Company agrees to (i) assist the Depositary in the establishment of such procedures to enable the acceptance of the deposit of the Shares, the issuance of the ADSs and Restricted ADSs, the delivery of such ADSs and Restricted ADSs, the transfer of the ADSs and Restricted ADSs and the withdrawal of the Shares, and (ii) take, and cause, instruct or direct others to take, all commercially reasonable steps necessary and satisfactory to the Depositary to ensure that the acceptance of the deposit of the Shares, the issuance of such ADSs and Restricted ADSs, the transfer of ADSs and Restricted ADSs, and the withdrawal of Shares, in each case upon the terms and conditions set forth herein, do not materially prejudice the rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws. In furtherance of the foregoing, the Company shall cause its U.S. counsel to deliver an opinion to the Depositary stating, inter alia, that (x) the deposit of the Shares, and the issuance and delivery of ADSs or Restricted ADSs, as applicable, in each case upon the terms contemplated herein, do not require registration under the Securities Act, and (y) this Letter Agreement has been duly executed and delivered by the Company and constitutes their enforceable agreements.

3.       Limitations on Issuance. The Company hereby instructs the Depositary, and the Depositary agrees upon the terms and subject to the conditions set forth in this Letter Agreement, to issue and deliver to the persons exchanging Notes designated from time to time by the Company in an instruction letter, substantially in the form of Exhibit A attached hereto, the applicable number of ADSs or Restricted ADSs, as applicable, upon receipt of (i) confirmation from the Custodian of the deposit of the requisite number of Shares, and (ii) the opinion of counsel identified in Section 2 hereof. The Restricted ADSs issued upon the deposit of Shares shall be separately identified on the books of the Depositary and such Shares shall be held separate and distinct from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement and this Letter Agreement that are not Restricted ADSs. The Restricted Deposited Securities and the Restricted ADSs shall not be eligible for the "Pre-Release Transactions" described in Section 5.10 of the Deposit Agreement. The Restricted ADSs shall not be eligible for inclusion in any book-entry settlement system, including, without limitation, The Depository Trust Company, and shall not in any way be fungible with the other ADSs issued under the terms hereof that are not Restricted ADSs (except upon the terms and conditions set forth in Sections 8 and 9 below). Nothing contained in this Letter Agreement shall in any way be deemed to obligate the Depositary, or to give authority to the Depositary, to accept any Deposited Securities (other than the Shares described herein) for deposit under the terms hereof.

4.       Stop Transfer Notation and Legend. The books of the Depositary shall identify the Restricted ADSs as "restricted" and shall contain a "stop transfer" notation to that effect. The statement that the Depositary issued to the holders of Restricted ADSs shall contain the following legend:

"THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING ORDINARY SHARES OF THE COMPANY, PAR VALUE £0.50 PER SHARE (THE “RESTRICTED SHARES”), ARE SUBJECT TO THE TERMS OF THE ADS LETTER AGREEMENT, DATED AS OF JANUARY 25, 2017 (THE “LETTER AGREEMENT”), AND THE AMENDED AND RESTATED DEPOSIT AGREEMENT, DATED AS OF NOVEMBER 4, 2011, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, AND TOGETHER WITH THE LETTER AGREEMENT, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

THE SALE OF THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), AND, ACCORDINGLY, THIS SECURITY (AND ANY BENEFICIAL INTEREST HEREIN) MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR A BENEFICIAL INTEREST HEREIN, THE ACQUIRER: AGREES FOR THE BENEFIT OF US THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW), EXCEPT: (A)(1) TO US OR ANY SUBSIDIARY THEREOF; (2) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; OR (3) UNDER ANY OTHER AVAILABLE EXEMPTION (OTHER THAN REGULATION S UNDER THE SECURITIES ACT) FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING, IF AVAILABLE, THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT), AND (B) IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE RESTRICTED SHARES MAY NOT BE DEPOSITED INTO ANY DEPOSITARY RECEIPT FACILITY ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK OTHER THAN A RESTRICTED FACILITY, UNLESS AND UNTIL SUCH TIME AS SUCH RESTRICTED SHARES ARE NO LONGER RESTRICTED SECURITIES UNDER THE SECURITIES ACT. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs OTHER THAN AS CONTEMPLATED BY THE LETTER AGREEMENT.

THE ‘‘RESALE RESTRICTION TERMINATION DATE’’ MEANS THE DATE THAT IS THE EARLIER OF: (Y) THE DATE OF THE GRANT OF EFFECTIVENESS BY THE SECURITIES AND EXCHANGE COMMISSION OF THE COMPANY’S REGISTRATION STATEMENT ON FORM S-3 COVERING THE RESALE OF OUR 3.50% EXCHANGEABLE SENIOR NOTES DUE 2047, AND THE RESTRICTED SHARES AND RESTRICTED ADSs ISSUABLE UPON EXCHANGE OF SUCH NOTES, AND (Z) TWELVE MONTHS AFTER THE LAST ORIGINAL ISSUANCE DATE OF OUR 3.50% EXCHANGEABLE SENIOR NOTES DUE 2047 AND THE AND THE COMPANY’S FULL AND UNCONDITIONAL GUARANTEE THEREOF (INCLUDING THE LAST DATE OF ISSUANCE OF ADDITIONAL NOTES PURSUANT TO THE EXERCISE OF THE INITIAL PURCHASER’S OPTION TO PURCHASE ADDITIONAL NOTES) OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO, UNLESS A DATE LATER THAN (Y) AND (Z) IS DETERMINED BY THE COMPANY TO BE REQUIRED BY APPLICABLE LAW.

PRIOR TO THE TRANSFER OF THE RESTRICTED ADSs, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY AN OPINION OF COUNSEL TO THE EFFECT THAT THE TRANSFER OF THE RESTRICTED ADSs IS EXEMPT FROM REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT, OR COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, PROVIDED, HOWEVER, THAT REGULATION S UNDER THE SECURITIES ACT SHALL NOT BE AN AVAILABLE EXEMPTION FOR THE TRANSFER OF THE RESTRICTED ADSs. PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. A COPY OF THE DEPOSIT AGREEMENT AND OF THE LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.”

5.       Limitations on Transfer of Restricted ADSs. The Restricted ADSs shall be transferable only by the Holder thereof upon delivery to the Depositary of (i) all documentation otherwise contemplated by the Deposit Agreement, and (ii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, the terms of the legend set forth in Section 4 above).

6.       Limitations on Cancellation of Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees not to release any Shares nor cancel any Restricted ADSs upon presentation for the purpose of withdrawing the underlying Shares unless (x) all of the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied, and (y) the Depositary shall have received from the person requesting the withdrawal of the Shares a duly completed and signed Withdrawal Certification substantially in the form of the draft thereof attached hereto as Exhibit B (such certification, the "Withdrawal Certification").

7.       Fungibility. Except as contemplated herein and except as required by applicable law, the Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement. Nothing contained herein shall obligate the Depositary to treat Holders of Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement and this Letter Agreement.

8.       Removal of Restrictions. The Company may instruct the Depositary from time to time in writing that some or all of the Restricted ADSs no longer constitute "restricted securities" (within the meaning given to such term under the Securities Act and the regulations issued thereunder by the Commission). The Depositary shall remove all stop transfer notations from its records in respect of the Restricted ADSs and shall treat Restricted ADSs on the same terms as the other ADSs outstanding under the terms of the Deposit Agreement and this Letter Agreement (that are not Restricted ADSs) upon receipt of (x) written instructions from the Company to do so, and (y) an opinion of U.S. counsel to the Company stating, inter alia, that, the removal of distinctions between the Restricted ADSs and the ADSs would not be inappropriate under the Securities Act. Upon (i) receipt of such instructions and opinion of counsel or (ii) receipt of evidence reasonably satisfactory to the Depositary that the transfer of certain designated Restricted ADSs is covered by an effective Registration Statement under the Securities Act, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) causing the Custodian to transfer the applicable number of Shares into the account for the Deposited Securities in respect of the ADSs that are not Restricted ADSs, and (b) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Restricted ADSs.

9.       Limitations On Exchange of Restricted ADSs for ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the Restricted ADSs and to issue and deliver unrestricted, freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed Resale Certification and Issuance Instruction, substantially in the form attached hereto as Exhibit C, (ii) an opinion of U.S. securities counsel to the effect that, inter alia, that the Restricted ADSs to be transferred and the Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer, and the Shares represented thereby, are not "Restricted Securities" (within the meaning of Rule 144(a)(3) under the Securities Act), (iii) payment of the issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement. Upon receipt of such materials, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Restricted ADSs, and (b) making the formerly Restricted ADSs eligible for Pre-Release Transactions and for inclusion in the applicable book entry settlement system.

10.       Representations and Warranties. The Company hereby represents and warrants that (a) the Shares to be deposited by the Company for the purpose of the issuance of the ADSs and Restricted ADSs, as applicable, will be validly issued, and will upon deposit be fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (b) the Company will be duly authorized to make such deposit, and (c) the Shares deposited by the Company for the issuance of the ADSs and Restricted ADSs, as applicable, will rank pari passu with respect to the other Deposited Securities under the Deposit Agreement that are not Restricted Deposited Securities. Such representations and warranties shall survive the deposit of the Shares, and the issuance and delivery of ADSs and Restricted ADSs, as contemplated in the Deposit Agreement and this Letter Agreement.

11.       Indemnity. The Company acknowledges and agrees that the indemnification by the Company in favor of the Depositary, the Custodian and their respective officers, directors, employees, agents and Affiliates under Section 5.8 of the Deposit Agreement shall apply to the acceptance of Shares for deposit, the issuance and delivery of ADSs and Restricted ADSs, the transfer of ADSs and Restricted ADSs, and the withdrawal of Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

12.       F-6 Registration Statement. The Company and the Depositary shall make reference to the terms of this Letter Agreement in, or attach an executed copy hereof to, the next Registration Statement on Form F-6 filing made with the Commission.

13.       Supplement to Deposit Agreement. The terms of this Letter Agreement supplement the Deposit Agreement, and are not intended to materially prejudice any substantial rights of Holders of ADSs and, as a result, notice hereof need not be given to the Holders of ADSs under the Deposit Agreement.

14.       Governing Law. This letter agreement shall be interpreted and all rights hereunder shall be governed by the laws of the State of New York.

[Remaining of this page intentionally left in blank]

The Company and the Depositary have caused this letter agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

Very truly yours, SIGNED by John F. Thero, Director, President and Chief Executive Officer for and on behalf of Amarin Corporation plc

/s/ John F. Thero

Accepted and Agreed
as of the date first written above

CITIBANK, N.A., as Depositary

By:	/s/ Keith Galfo
Name:	Keith Galfo
Title:	Vice President

EXHIBITS

A.	Issuance Instructions

B.	Withdrawal Certification

C	Resale Certification and Issuance Instruction

EXHIBIT A

to

ADS Letter Agreement, dated as of January 25, 2017

(the "Letter Agreement"), by and between

AMARIN CORPORATION PLC

and CITIBANK, N.A.

_____________________

Issuance Instructions

_____________________

All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the ADS Letter Agreement.

_____________________

By First Class Mail:

Citibank, N.A. – ADR Depositary

388 Greenwich Street, 14th Floor

New York, NY  10013

Attn.: Depositary Receipt Department / Brian Teitelbaum

By Email:

brian.m.teitelbaum@citi.com

keith.galfo@citi.com

leslie.a.deluca@citi.com

DCC.ADR@CITI.COM

Re:	Amarin Corporation plc

Dear Sirs:

Reference is hereby made to (i) the Amended and Restated Deposit Agreement, dated as of November 4, 2011, by and among Amarin Corporation plc, a company organized under the laws of England and Wales (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder (the "Deposit Agreement"), and (ii) the ADS Letter Agreement, dated as of January 25, 2017 (the "Letter Agreement"), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs and Restricted ADSs, as applicable. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

The Company has deposited the number of Shares identified below and hereby instructs the Depositary to issue the ADSs or Restricted ADSs, as applicable, in the name of the person(s) identified below, and hereby confirms that such person(s) as of the date hereof is/are not, and during the preceding three months has/have not been, affiliate(s) (as defined in Rule 144 under the Securities Act) of the Company, upon the terms described in the Letter Agreement as follows:

For Restricted ADSs3:

Number of Shares deposited:	____________ Shares
Number of Restricted ADSs to be issued (CUSIP No.: 0231119L3):	____________ Restricted ADSs
Name of person to whom the Restricted ADSs are to be issued:
Street Address:
City, State, and Country:
Nationality:
Social Security or Tax Identification Number:

OR

For unrestricted, freely transferable ADSs4:

_________________________

3 To be used in connection with issuance of Restricted ADSs upon the exchange of Notes prior to the Resale Restriction Termination Date.

4 To be used in connection with issuance of unrestricted, freely transferable ADSs upon the exchange of Notes following the Resale Restriction Termination Date.

Number of Shares deposited:	____________ Shares
Number of ADSs to be issued (CUSIP No.: 023111206):	____________ ADSs

If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the exchanging holder of Notes:

Name of DTC Participant acting for undersigned:	________________________________________

DTC Participant Account No.:	________________________________________

Account No. for undersigned at DTC Participant (f/b/o information):	________________________________________

Onward Delivery Instructions of undersigned:	________________________________________

Contact person at DTC Participant:	________________________________________

Daytime telephone number of contact person at DTC Participant:	________________________________________

OR

If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser:	________________________________________

Street Address:	________________________________________

City, State, and Country:	________________________________________

Nationality:	________________________________________

Social Security or Tax Identification Number:	________________________________________

AMARIN CORPORATION PLC

By:
Name:
Title:
Dated:

EXHIBIT B

to

ADS Letter Agreement, dated as of January 25, 2017

(the "Letter Agreement"), by and between

AMARIN CORPORATION PLC

and CITIBANK, N.A.

_____________________

Withdrawal Certification

_____________________

[DATE]

By First Class Mail:

Citibank, N.A.

Depositary Receipts Operations

480 Washington Boulevard, 30th Floor
Jersey City, NJ 07310

Attn.: Christian Glynn

By Email:

brian.m.teitelbaum@citi.com

keith.galfo@citi.com

leslie.a.deluca@citi.com

Re:	Amarin Corporation plc – Restricted ADSs (CUSIP No.: 0231119L3)

Dear Sirs:

Reference is hereby made to (i) the Amended and Restated Deposit Agreement, dated as of November 4, 2011, by and among Amarin Corporation plc, a company organized under the laws of England and Wales (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder (the "Deposit Agreement"), and (ii) the ADS Letter Agreement, dated as of January 25, 2017 (the "Letter Agreement"), by and between the Company and the Depositary, in connection with ADS and Restricted ADSs, as applicable. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

This Withdrawal Certification is being furnished in connection with the withdrawal of Shares upon surrender of Restricted ADSs to the Depositary.

A.	We acknowledge or if we are acting for the account of another person, such person has confirmed to us that it acknowledges that the Restricted ADSs and the Shares represented thereby have not been and will not be registered under the Securities Act.

B.	We certify that

(a)	We are a “qualified institutional buyer” as defined in Rule 144A under the Securities Act ("QIB"), we are not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company and are acting for our own account or for the account of one or more QIBs (that is not an affiliate of the Company), and we (or it) will be the beneficial owner of the Shares upon withdrawal, and, accordingly, we agree (or if we are acting for the account of one or more QIBs, each such QIB has confirmed to us that it agrees) that (x) we (or it) will not offer, sell, pledge or otherwise transfer the Shares except in accordance with Rule 144 under the Securities Act (if available), in each case in accordance with any applicable securities laws of any state of the United States, and (y) we (or it) will not deposit or cause to be deposited such Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary) so long as such Shares are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act; or

(b)	We (i) are a non-U.S. person located outside the United States (within the meaning of Regulation S under the Securities Act), (ii) are not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company, (iii) acquired, prior to the time of the withdrawal, the Notes or the Restricted ADSs and the Shares represented thereby outside the United States (within the meaning of Regulation S under the Securities Act), (iv) are the beneficial owner of the Restricted ADSs and the Shares represented thereby, (v) will, for a period of forty (40) days after the delivery of the Shares to us, sell the Shares only to persons other than U.S. persons (within the meaning of Regulation S under the Securities Act), (vi) will not, for a period of forty (40) days after the date of delivery of the Shares to us, deposit the Shares into any depositary receipts facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), and (vii) will sell the Shares only in a transaction meeting the requirements of Regulation S.

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:	________________________________________

Social Security Number of Owner:	________________________________________

Account Number of Owner:	________________________________________

Number of Restricted ADSs to be cancelled:	________________________________________

Delivery Information for delivery of Shares Represented by Restricted to be cancelled:	________________________________________ ________________________________________ ________________________________________

Signature of Owner:	________________________________________ (Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE

Name of Firm Issuing Medallion Guarantee:_________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Medallion Guarantee:___________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

EXHIBIT C

to

ADS Letter Agreement, dated as of January 25, 2017

(the "Letter Agreement"), by and between

AMARIN CORPORATION PLC

and CITIBANK, N.A.

_____________________

Resale Certification and Issuance Instruction

_____________________

[DATE]

By First Class Mail:

Citibank, N.A.

Depositary Receipts Operations

480 Washington Boulevard, 30th Floor
Jersey City, NJ 07310

Attn.: Christian Glynn

By Email:

brian.m.teitelbaum@citi.com

keith.galfo@citi.com

leslie.a.deluca@citi.com

Re:	Amarin Corporation plc – Restricted ADSs

Dear Sirs:

Reference is hereby made to (i) the Amended and Restated Deposit Agreement, dated as of November 4, 2011, by and among Amarin Corporation plc, a company organized under the laws of England and Wales (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder (the "Deposit Agreement"), and (ii) the ADS Letter Agreement, dated as of January 25, 2017 (the "Letter Agreement"), by and between the Company and the Depositary, in connection with ADS and Restricted ADSs, as applicable. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

This Resale Certification is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No.: 0231119L3) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the "Sale").

The undersigned certifies that (please check appropriate box below):

* ☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports);

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company;

_______________________

* The Company must may delivered the requisite opinion of counsel to the Depositary to cover this transaction.

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

OR

**☐ Sale Exempt from Registration (Sales other than Post Six Months Sales or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

**☐ Transfers Exempt from Registration (other than sales above): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

**☐ Other: _______________________________________________.

 [Please fill in details]

The Restricted ADSs and the Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act).

The undersigned hereby requests that the Depositary:

debit from the undersigned's account specified below, for the issuance of unrestricted, freely transferable ADSs, the following number of Restricted ADSs:

__________________________________________

Restricted ADSs (CUSIP No.: 0231119L3), and

following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of unrestricted, freely transferable ADSs:

____________________________
(CUSIP No.: 023111206)

_______________________

** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	________________________________________

DTC Participant Account No.:	________________________________________

Account No. for undersigned at DTC Participant (f/b/o information):	________________________________________

Onward Delivery Instructions of undersigned:	________________________________________

Contact person at DTC Participant:	________________________________________

Daytime telephone number of contact person at DTC Participant:	________________________________________

2.       If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser:	________________________________________

Street Address:	________________________________________

City, State, and Country:	________________________________________

Nationality:	________________________________________

Social Security or Tax Identification Number:	________________________________________

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred to the purchaser pursuant to the Sale and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not transferred pursuant to the Sale. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:	________________________________________

Social Security Number or Taxpayer Identification Number of Owner:	________________________________________

Account Number of Owner:	________________________________________

Date:	________________________________________

Signature of Owner:	________________________________________ (Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE

Name of Firm Issuing Medallion Guarantee:_________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Medallion Guarantee:___________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________